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                                                                   EXHIBIT 23(c)



                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Wells Capital, Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                              /s/ KPMG Peat Marwick LLP

Atlanta, Georgia
June 12, 1997